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            SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549




                         FORM 8-K

                      CURRENT REPORT




          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934




   DATE OF REPORT (Date of earliest event reported):
   July 9, 1998



           AMERICAN GENERAL FINANCE CORPORATION
    (Exact Name of Registrant as Specified in Charter)



 Indiana                  1-6155          35-0416090
  (State or Other     (Commission File   (IRS Employer
  Jurisdiction of         Number)          Identification
  Incorporation)                              No.)


       601 N.W. Second Street, Evansville, IN  47708
   (Address of Principal Executive Offices)  (Zip Code)




   Registrant's telephone number, including area code:
    (812) 424-8031


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Item 5.    Other Events.

 On July 9, 1998, a duly authorized Committee (the "Terms and Pricing Committee") of the Board of Directors of American General Finance Corporation (the "Company") authorized the issuance in an underwritten public offering of $200,000,000 aggregate principal amount of the Company's 5 7/8% Senior Notes due July 15, 2001 (the "Notes") under the Company's previously filed Registration Statement on Form S-3 (Registration No. 333-28925), as amended by Amendment No. 1 on July 1, 1997 (the "Registration Statement"), and the related Prospectus dated July 2, 1997 and Prospectus Supplement dated July 9, 1998.


Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

 (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration
      Statement:


 Exhibit
 Number                           Description


 4(a)           Resolutions of the Terms and Pricing
                Committee adopted on July 9, 1998
                establishing the terms of the Notes,
                certified by an Assistant Secretary of the Company.

 4(b)           Form of 5 7/8% Senior Note due July 15,
                2001.

 5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.

                        SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                     AMERICAN GENERAL FINANCE CORPORATION



Dated:  July 13, 1998               By:   /S/ GEORGE W. SCHMIDT

                                          George W. Schmidt
                                          Controller and Assistant
                                          Secretary

                       EXHIBIT INDEX



Exhibit
Number                    Description


4(a) Resolutions of the Terms and Pricing Committee adopted on July 9, 1998 establishing the terms of the Notes, certified by an Assistant
           Secretary of the Company.

4(b)       Form of 5 7/8% Senior Note due July 15, 2001.

 5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.

                                               EXHIBIT 4(a)




                        CERTIFICATE



 I, Susan A. Jacobs, an Assistant Secretary of American General Finance Corporation, an Indiana corporation (the "Company"), do hereby certify that attached hereto is a true copy of resolutions duly adopted by a duly authorized and appointed committee of the Board of Directors of the Company at a meeting duly called and held on July 9, 1998, at which meeting a quorum was present and acting throughout, and such resolutions have not been amended, modified or rescinded and remain in full force and effect.

 IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  July 13, 1998



                                    /S/ SUSAN A. JACOBS

                                    Susan A. Jacobs
                                    Assistant Secretary